Amplify Weight Loss Drug & Treatment ETF
Schedule of Investments
December 31, 2024 (Unaudited)

COMMON STOCKS - 98.5%	Shares	Value
Health Care - 91.1%(a)
Altimmune, Inc. (b)	1,348	$9,719
Amgen, Inc.	747	194,698
AstraZeneca PLC - ADR	2,957	193,743
Bachem Holding AG	249	15,908
Chugai Pharmaceutical Co. Ltd.	4,900	218,218
Eli Lilly & Co.	839	647,708
Gerresheimer AG	263	19,336
Gubra AS (b)	59	5,112
Hanmi Pharm Co. Ltd.	119	22,674
Hims & Hers Health, Inc. (b)	1,386	33,513
Innovent Biologics, Inc. (b)(c)	28,500	134,283
Merck & Co., Inc.	1,964	195,379
Merck KGaA	1,013	146,749
Novo Nordisk AS - ADR	6,037	519,303
OPKO Health, Inc. (b)	6,098	8,964
Pfizer, Inc.	8,613	228,503
Roche Holding AG	697	196,506
Structure Therapeutics, Inc. - ADR (b)	3,107	84,262
Terns Pharmaceuticals, Inc. (b)	1,188	6,582
Teva Pharmaceutical Industries Ltd. - ADR (b)	8,880	195,715
Thermo Fisher Scientific, Inc.	417	216,936
United Laboratories International Holdings Ltd.	8,000	12,729
Viking Therapeutics, Inc. (b)	2,066	83,136
West Pharmaceutical Services, Inc.	564	184,744
Ypsomed Holding AG	30	10,841
Zealand Pharma AS (b)	1,217	120,912
		3,706,173

Information Technology - 4.3%
FUJIFILM Holdings Corp.	8,300	174,756

Materials - 3.1%
Mitsubishi Chemical Group Corp.	24,600	125,176
TOTAL COMMON STOCKS (Cost $4,579,957)		4,006,105

SHORT-TERM INVESTMENTS - 2.0%
Money Market Funds - 2.0%
Invesco Government & Agency Portfolio – Institutional Class, 4.42% (d)	83,307	83,307
TOTAL SHORT-TERM INVESTMENTS (Cost $83,307)		83,307

TOTAL INVESTMENTS - 100.5% (Cost $4,663,264)		4,089,412
Liabilities in Excess of Other Assets - (0.5)%		(21,280)
TOTAL NET ASSETS - 100.0%		$4,068,132
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
AS - Aksjeselskap
KGaA - Kommanditgesellschaft auf Aktien
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2024, the value of these securities total $134,283 or 3.3% of the Fund’s net assets.

(d)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Amplify Weight Loss Drug & Treatment ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$4,006,105	$–	$–	$4,006,105
Money Market Funds	83,307	–	–	83,307
Total Investments	$4,089,412	$–	$–	$4,089,412

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of December 31, 2024
(% of Net Assets)
United States	$1,977,451	48.4%
Denmark	645,327	15.9
Japan	518,150	12.8
Switzerland	223,255	5.5
Israel	195,715	4.8
United Kingdom	193,743	4.8
Germany	166,085	4.1
China	134,283	3.3
South Korea	22,674	0.6
Hong Kong	12,729	0.3
Liabilities in Excess of Other Assets	(21,280)	(0.5)
	$4,068,132	100.0%